Fees Summary	Mar. 19, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	45,441.19
Total Transaction Valuation	329,045,569.73
Total Offset Amount	0.00
Net Fee	$ 45,441.19